Exhibit 10.2

EXECUTION VERSION
AMENDMENT NO. 3 TO REVOLVING CREDIT AGREEMENT
THIS AMENDMENT NO. 3 TO REVOLVING CREDIT AGREEMENT (this “Agreement”), dated as of August 8, 2023, is entered into by and among FLUENCE ENERGY, INC., a Delaware corporation (the “Parent”), FLUENCE ENERGY, LLC, a Delaware limited liability company (the “Borrower”), the other Guarantors party hereto, each Lender party hereto and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”), in connection with that certain Revolving Credit Agreement, dated as of November 1, 2021 (as amended by that certain Amendment No. 1 to Revolving Credit Agreement, dated November 15, 2022, as further amended by that certain Amendment No. 2 to Revolving Credit Agreement, dated May 19, 2023, and as further amended, modified, supplemented, restated or amended and restated from time to time, the “Existing Credit Agreement” and as amended by this Agreement, the “Credit Agreement”), entered into by and among the Borrower, the Parent, the Guarantors from time to time party thereto, the Administrative Agent and the Lenders from time to time party thereto.
RECITALS
WHEREAS, the Borrower has requested that the Existing Credit Agreement be amended to expressly permit surety bonds issued by a Loan Party securing such Loan Party’s performance and other obligations incurred in the ordinary course of business; and
WHEREAS, in order to effect the forgoing, the Administrative Agent, the Borrower and the Lenders party hereto comprising the Required Lenders desire to amend, as of the Amendment Effective Date (as defined below), the Existing Credit Agreement subject to the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.     Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.
2.    Agreement. Effective as of the Amendment Effective Date, the Existing Credit Agreement is hereby amended to amend and restate clause (d) of the definition of “Permitted Encumbrances” in Section 1.01 in its entirely as follows:
    “(d)    Liens (other than any Lien imposed under ERISA or Section 430(k) of the Code) to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case incurred in the ordinary course of business and to secure surety and appeal bonds in respect of judgments that do not constitute an Event of Default under Section 7.01(k);”.
3.    Conditions Precedent. This Agreement will become effective upon the date on which the following conditions precedent are first satisfied (the date of the satisfaction of all such conditions, the “Amendment Effective Date”):
(a)The Administrative Agent shall have received from each of the Parent, the Borrower, each other Loan Party and the Lenders comprising the Required Lenders an executed counterpart of this Agreement.
(b)Each of the representations and warranties of the Loan Parties contained in Article 3 of the Credit Agreement or any other Loan Document shall be true and correct, in all material respects (unless already qualified by materiality or “Material Adverse Effect” in which case, they shall be true and correct in all respects), on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct, in all material respects (unless already qualified by materiality or “Material Adverse Effect”, in which case, they shall be true and correct in all respects), as of such earlier date.
(c)Immediately after effectiveness of this Agreement, no Default or Event of Default shall have occurred and be continuing.
4.    Representations and Warranties. Each Loan Party represents and warrants to the Administrative Agent that, as of the date hereof:
(a)this Agreement has been duly authorized by all necessary corporate or other organizational and, if required, equity holder action. Each of the Borrower and the Guarantors has duly executed and delivered this Agreement, and this Agreement constitutes its legal, valid and binding obligations, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and
(b)the execution, delivery and performance by each Loan Party of this Agreement (a) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (b) will not violate any applicable law or regulation or any order of any Governmental Authority, (c) will not violate any charter, by-laws or other organizational document of the Parent or any of its Subsidiaries, (d) will not violate or result in a default under any indenture, agreement or other instrument (other than the agreements and instruments referred to in clause (c)) binding upon the Parent or any of its Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Parent or any of its Subsidiaries, and (e) will not result in the creation or imposition of any Lien on any asset of the Parent or any of its Subsidiaries (other than Liens arising pursuant to the Security Documents or permitted under Section 6.02 of the Credit Agreement).

(c)At the time of and immediately after effectiveness of this Agreement, no Default or Event of Default shall have occurred and be continuing.

5.     Reaffirmation; Reference to and Effect on the Loan Documents.

(a)From and after the Amendment Effective Date, each reference in the Credit Agreement to “hereunder,” “hereof,” “this Agreement” or words of like import and each reference in the other Loan Documents to “Credit Agreement,” “thereunder,” “thereof” or words of like import shall, unless the context otherwise requires, mean and be a reference to the Credit Agreement as amended by this Agreement. The parties hereto agree that from the Amendment Effective Date, this Agreement and the Credit Agreement shall be construed as a single agreement and this Agreement is a Loan Document. Except as expressly set forth herein, this Agreement shall not modify, limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not (and shall not be deemed to) alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements of the Borrower and each other Loan Party contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed by the Borrower and each Loan Party, as applicable, in all respects and shall continue in full force and effect. This Agreement shall not constitute a novation of the Credit Agreement or any of the Loan Documents.
(b)By executing and delivering a copy of this Agreement, the Borrower and each other Loan Party hereby reaffirms its prior grant and the validity of the Liens granted by it pursuant to the Security Documents, affirms, acknowledges and confirms all of its guaranty and other obligations and liabilities under the Credit Agreement, as amended hereby, and each other Loan Document to which it is a party, all in accordance with respective the terms thereof, and acknowledges and agrees that such obligations and liabilities continue in full force and effect in respect of, and to secure, the Obligations under the Credit Agreement and the other Loan Documents, in each case after giving effect to this Agreement.
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(c)The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
(d)In the event of any conflict between the terms of this Agreement and the terms of the Credit Agreement or the other Loan Documents, the terms hereof shall control.
6.    Governing Law; Jurisdiction; Consent to Service of Process; Waiver of Jury Trial, Etc.

(a)    This Agreement shall be construed in accordance with and governed by the law of the State of New York, without regard to conflict of laws principles thereof to the extent such principles would cause the application of the law of another state.

(b)    SECTION 10.09 (GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS) AND SECTION 10.10 (WAIVER OF JURY TRIAL) OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE MUTATIS MUTANDIS.
7.    Amendments; Headings; Severability. This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by Parent, the Borrower, the other Loan Parties and the Administrative Agent. The Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting this Agreement. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

8.     Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement. The words “execution,” “signed,” “signature,” and words of like import in this Agreement shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
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Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.
FLUENCE ENERGY, LLC
as the Borrower

By:        /s/ Manavendra Sial
Name: Manavendra Sial
Title: Senior Vice President and Chief Financial Officer

By:        /s/ Francis A. Fuselier
Name: Francis A. Fuselier
Title: Senior Vice President, General Counsel, and Secretary

[Signature Page to Amendment No. 3]
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FLUENCE ENERGY, INC.
as a Loan Party

By:        /s/ Manavendra Sial
Name: Manavendra Sial
Title: Senior Vice President and Chief Financial Officer

By:        /s/ Francis A. Fuselier
Name: Francis A. Fuselier
Title: Senior Vice President, General Counsel, and Secretary
[Signature Page to Amendment No. 3]
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FLUENCE ENERGY, GMBH
as a Loan Party

By:        /s/ Markus Meyer
Name: Markus Meyer
Title: Managing Director

By:        /s/ Michael Gillessen
Name: Michael Gillessen
Title: Managing Director

[Signature Page to Amendment No. 3]
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Executed as an agreement.

Signed by Fluence Energy Pty Ltd in accordance with section 127 of the Corporations Act 2001 (Cth) by: /s/ Peter Thompson	/s/ Robert Edward Hills
Signature of director Peter Thompson	Signature of director/secretary Robert Edward Hills
Name of director (print)	Name of director/secretary (print)
[Signature Page to Amendment No. 3]
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FLUENCE ENERGY GLOBAL PRODUCTION OPERATION, LLC
as a Loan Party

By:        /s/ Manavendra Sial
Name: Manavendra Sial
Title: Senior Vice President and Chief Financial Officer

By:        /s/ Francis A. Fuselier
Name: Francis A. Fuselier
Title: Senior Vice President and Secretary

[Signature Page to Amendment No. 3]

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FLUENCE ENERGY INC.
as a Loan Party

By:        /s/ Edgard Tordecilla
Name: Edgard Tordecilla
Title: Director

By:        /s/ Martijn van Bemmel
Name: Martijn van Bemmel
Title: Director

[Signature Page to Amendment No. 3]

FLUENCE ENERGY SINGAPORE PTE. LTD.
as a Loan Party

By:        /s/ Achal Sondhi
Name: Achal Sondhi
Title: Director

By:        /s/ David Mikaeloff
Name: David Mikaeloff
Title: Director

[Signature Page to Amendment No. 3]

FLUENCE ENERGY AG
as a Loan Party

By:        /s/ Gianmarco Pizza
Name: Gianmarco Pizza
Title: President of the Board

By:        /s// Jaakko Manninen
Name: Manninen, Jaakko
Title: Member of the Board
[Signature Page to Amendment No. 3]
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FLUENCE ENERGY CANADA INC.
as a Loan Party

By:        /s/ Francis A. Fuselier
Name: Francis A. Fuselier
Title: Director and Secretary
[Signature Page to Amendment No. 3]
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ADMINISTRATIVE AGENT:    JPMORGAN CHASE BANK, N.A.,
as Administrative Agent
By:    /s/ Santiago Gascon
Name: Santiago Gascon
Title: Vice President

[Signature Page to Amendment No. 3]

LENDER:    BARCLAYS BANK PLC

By:    /s/ Sydney G. Dennis
Name: Sydney G. Dennis
Title: Director

[Signature Page to Amendment No. 3]

LENDER:    Bank of America, N.A.

By:    /s/ Christopher J. Heitker
Name: Christopher J. Heitker
Title: Director

[Signature Page to Amendment No. 3]

LENDER:    CITIGROUP NORTH AMERICA, INC.,

By:    /s/ Ashwani Khubani
Name: Ashwani Khubani
Title: Managing Director / Authorized Signatory

[Signature Page to Amendment No. 3]

LENDER:    CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:    /s/ Komal Shah
Name: Komal Shah
Title: Authorized Signatory

By:    /s/ Heesu Sin
Name: Heesu Sin
Title: Authorized Signatory

[Signature Page to Amendment No. 3]

LENDER:    HSBC Bank USA, National Association

By:    /s/ Jessica Smith
Name: Jessica Smith
Title: Director

[Signature Page to Amendment No. 3]

LENDER:    JPMORGAN CHASE BANK, N.A.,

By:    /s/ Santiago Gascon
Name: Santiago Gascon
Title: Vice President

[Signature Page to Amendment No. 3]

LENDER:    MORGAN STANLEY SENIOR FUNDING, INC.

By:    /s/ Rikin Pandya
Name: Rikin Pandya
Title: Vice President

[Signature Page to Amendment No. 3]

LENDER:    ROYAL BANK OF CANADA

By:    /s/ Martina Wellik
Name: Martina Wellik
Title: Authorized Signatory

[Signature Page to Amendment No. 3]

LENDER:    UBS AG, Stamford Branch

By:    /s/ Peter Hazoglou
Name: Peter Hazoglou
Title: Authorized Signatory

By:    /s/ Danielle Calo
Name: Danielle Calo
Title: Associate Director

[Signature Page to Amendment No. 3]